==============================================================================




                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                              --------------------

                                   FORM 8-K/A

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): NOVEMBER 15, 1999

                         COMMISSION FILE NUMBER 1-07149

                           INTERNET LAW LIBRARY, INC.
                 (Exact name of Company as specified in charter)


               DELAWARE                                 82-0277987
      (State or other jurisdiction of                 (IRS Employer
       incorporation or organization)              Identification No.)


      4301 WINDFERN ROAD, SUITE 200, HOUSTON, TEXAS                 77041
        (Address of principal executive offices)                 (Zip Code)

                  Registrant's telephone number: (281) 600-6000



===============================================================================

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         On November 15, 1999, the Board of Directors of Internet Law Library, Inc. (the "Company") approved the Company's purchase of all of the outstanding stock of GoverNet Affairs, Inc., a Georgia corporation ("GoverNet Affairs"), in exchange for 446,352 shares of the Company's common stock valued at $1,300,000 and the assumption by the Company of certain liabilities aggregating $41,000. The outstanding stock of GoverNet Affairs was purchased directly from three individuals, specifically Ronald W. Hogan, Charles E. Bowen, Jr., and John R. Marsh. In addition, Messrs. Hogan, Bowen and Marsh, collectively, were granted options for the purchase of up to 320,000 shares of the Company's common stock. These options are exercisable over a three-year period beginning August 31, 2000, provided certain revenue and earnings before interest, taxes, depreciation and amortization targets are achieved by GoverNet Affairs during the 32 months ending June 30, 2002.

         The consideration and terms for the acquisition were determined through arm's length negotiations between the Company and the shareholders of GoverNet Affairs. The consideration was determined by reference to the values of GoverNet Affairs' database content and its future earnings potential.

         GoverNet Affairs owns and operates an Internet site and connected databases that provide subscribers with a Federal and state legislative tracking and monitoring system. From its web site, GoverNet Affairs serves as a "virtual" legislative assistant using customizable reporting tools that can search for and report on pending legislation, and provide abstracts and comparisons of pending legislation to law firms, lobbyists and other interested parties.

         The Company has accounted for this transaction using the purchase method of accounting. The acquisition of GoverNet Affairs was deemed significant, accordingly, separate historical and pro forma financial statements are filed herewith.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

        (a)  Financial Statements of Business Acquired.

         The appropriate financial statements are filed herewith as Annex A.

        (b)  Pro forma Financial Information.

         The appropriate pro forma financial information relating to the acquisition is filed herewith as part of Annex A.

Exhibit
No.               Description
-------           -----------
2.1*              Contract for Sale of Stock, dated November 8, 1999, by and between John R. Marsh, Ronald W. Hogan, and Charles E. Bowen,
                  Jr., as Sellers, and Internet Law Library, Inc., as Buyer.

2.2* Option Agreement to Purchase Stock, dated November 8, 1999, by and between Internet Law Library, Inc., as Seller, and Ronald
                  W. Hogan, as Optionee.

2.3* Option Agreement to Purchase Stock, dated November 8, 1999, by and between Internet Law Library, Inc., as Seller, and Charles E. Bowen, Jr., as Optionee.

2.4* Option Agreement to Purchase Stock, dated November 8, 1999, by and between Internet Law Library, Inc., as Seller, and John R.
                  Marsh, as Optionee.

2.5* Letter, dated November 15, 1999, from the stockholders of GoverNet Affairs, Inc. to Hunter M.A. Carr, the President and
                  Chief Executive Officer of Internet Law Library, Inc.

2.6*              Unanimous Written Consent of Directors of Internet Law
                  Library, Inc., dated November 15, 1999.

* Previously filed as an exhibit to the Company's Current Report on Form 8-K filed with the Securities and Exchange Commission on November 30, 1999, and incorporated herein by reference.

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                          INTERNET LAW LIBRARY, INC.


Date:  January 31, 2000                   By:   /s/ Hunter M.A. Carr
                                                --------------------------
                                                    Hunter M.A.Carr
                                                    President and
                                                    Chief Executive Officer

                                  EXHIBIT INDEX

Exhibit
No.               Description
-------           -----------
2.1*              Contract for Sale of Stock, dated November 8, 1999, by and between John R. Marsh, Ronald W. Hogan, and Charles E. Bowen,
                  Jr., as Sellers, and Internet Law Library, Inc., as Buyer.

2.2* Option Agreement to Purchase Stock, dated November 8, 1999, by and between Internet Law Library, Inc., as Seller, and Ronald
                  W. Hogan, as Optionee.

2.3* Option Agreement to Purchase Stock, dated November 8, 1999, by and between Internet Law Library, Inc., as Seller, and Charles E. Bowen, Jr., as Optionee.

2.4* Option Agreement to Purchase Stock, dated November 8, 1999, by and between Internet Law Library, Inc., as Seller, and John R.
                  Marsh, as Optionee.

2.5* Letter, dated November 15, 1999, from the stockholders of GoverNet Affairs, Inc. to Hunter M.A. Carr, the President and
                  Chief Executive Officer of Internet Law Library, Inc.

2.6*              Unanimous Written Consent of Directors of Internet Law
                  Library, Inc., dated November 15, 1999.

* Previously filed as an exhibit to the Company's Current Report on Form 8-K filed with the Securities and Exchange Commission on November 30, 1999, and incorporated herein by reference.

                                                                        ANNEX A


                                 C 0 N T E N T S

                                                                           Page
                                                                           ----
Independent Auditor's Report................................................A-2

Balance Sheets..............................................................A-3

Statements of Operations....................................................A-4

Statements of Changes in Shareholders' Equity (Deficit).....................A-5

Statements of Cash Flows....................................................A-6

Notes to Financial Statements.......................................A-7 to A-11

                          INDEPENDENT AUDITOR'S REPORT


To the Shareholders of
GoverNet Affairs, Inc.


We have audited the accompanying balance sheets of GoverNet Affairs, Inc. as of June 30, 1999 and 1998 and the related statements of operations, changes in shareholders' equity and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of GoverNet Affairs, Inc. as of June 30, 1999 and 1998, and the results of its operations and its cash flows for the years then ended, in conformity with generally accepted accounting principles.

/s/ Harper & Pearson Company

Houston, Texas
January 28, 2000

                                                                                    GOVERNET AFFAIRS, INC.
                                                                                            BALANCE SHEETS
                                                                                    JUNE 30, 1999 AND 1998

                               ASSETS                                  1999                    1998
                                                                 ----------------        ----------------
CURRENT ASSETS
     Cash                                                              $   3,316               $  14,139
     Accounts receivable, trade                                            9,400                       -
                                                                       ---------               ---------
     TOTAL CURRENT ASSETS                                                 12,716                  14,139
                                                                       ---------               ---------
EQUIPMENT
     Computer equipment                                                  45,040                   35,825
     Less accumulated depreciation                                      (34,105)                 (26,017)
                                                                       ---------               ---------
                                                                         10,935                    9,808
                                                                       ---------               ---------
OTHER ASSETS, NET
     Organization costs                                                        -                     318
     Content costs                                                         4,389                   6,144
     Software development costs                                           61,557                  59,695
                                                                       ---------               ---------
                                                                          65,946                  66,157
                                                                       ---------               ---------
                                                                       $  89,597               $  90,104
                                                                       =========               =========
           LIABILITIES AND SHAREHOLDERS' EQUITY (DEFICIT)

CURRENT LIABILITIES
     Accounts payable                                                  $  25,078               $  17,863
     Due to shareholders                                                  90,205                 125,913
     Deferred revenue                                                     20,517                   4,816
                                                                       ---------               ---------
     TOTAL CURRENT LIABILITIES                                           135,800                 148,592
                                                                       ---------               ---------
SHAREHOLDERS' EQUITY (DEFICIT)
     Common stock, $1 par value, 10,000 shares authorized,
     1,363 and 1,000 shares outstanding at June 30, 1999
     and 1998, respectively                                                1,363                   1,000
     Additional paid-in capital                                          199,637                       -
     Retained earnings (deficit)                                        (247,203)                (59,488)
                                                                       ---------               ---------
                                                                         (46,203)                (58,488)
                                                                       ---------               ---------
                                                                       $  89,597               $  90,104
                                                                       =========               =========
See accompanying notes.

                                                                                    GOVERNET AFFAIRS, INC.
                                                                                  STATEMENTS OF OPERATIONS
                                                                FOR THE YEARS ENDED JUNE 30, 1999 AND 1998

                                                                      1999                    1998
                                                                -----------------        ----------------
REVENUES                                                              $  33,999               $  69,482
                                                                     ----------               ---------
EXPENSES
     Sales and Marketing                                                 22,866                  10,134
     Production and Computer Services                                    84,564                  15,883
     General and Administrative                                         115,231                  29,805
     Depreciation and Amortization                                       19,429                  16,001
                                                                     ----------               ---------
                                                                        242,090                  71,823
                                                                     ----------               ---------
                                                                       (208,091)                 (2,341)

INTEREST EXPENSE                                                          5,050                   1,176
                                                                     ----------               ---------
NET LOSS                                                             $ (213,141)              $  (3,517)
                                                                     ==========               =========
BASIC LOSS PER SHARE                                                 $  (173.23)              $   (0.35)
                                                                     ==========               =========
See accompanying notes.

                                                                       GOVERNET AFFAIRS, INC.
                                                 STATEMENTS OF SHAREHOLDERS' EQUITY (DEFICIT)
                                                   FOR THE YEARS ENDED JUNE 30, 1999 AND 1998

                                                            ADDITIONAL        RETAINED
                                            COMMON           PAID-IN          EARNINGS
                                             STOCK           CAPITAL          (DEFICIT)          TOTAL
                                        ---------------  ---------------   ---------------  ---------------
BALANCE, June 30, 1997                        $  1,000         $      -        $ (25,304)        $ (24,304)

DISTRIBUTIONS                                        -                -          (30,667)          (30,667)

NET LOSS                                             -                -           (3,517)           (3,517)
                                        ---------------  ---------------   ---------------  ---------------

BALANCE, June 30, 1998                           1,000                -          (59,488)          (58,488)

SALE OF COMMON STOCK                               363          199,637                -           200,000

DISTRIBUTIONS                                        -                -           25,426            25,426

NET LOSS                                             -                -         (213,141)         (213,141)
                                        ---------------  ---------------   ---------------  ---------------
BALANCE, June 30, 1999                        $  1,363         $199,637        $(247,203)        $ (46,203)
                                       ================  ===============   ===============  ===============
See accompanying notes.

                                                                                    GOVERNET AFFAIRS, INC.
                                                                                  STATEMENTS OF CASH FLOWS
                                                                FOR THE YEARS ENDED JUNE 30, 1999 AND 1998

                                                                       1999                   1998
                                                                 ----------------       ----------------
CASH FLOWS FROM OPERATING ACTIVITIES
     Net loss                                                          $(213,141)             $  (3,517)
                                                                       ---------              ---------
     Adjustments to reconcile net loss to net cash
       (used) provided by operating activities:
       Depreciation and amortization                                      19,429                 16,001
     Changes in operating assets:
       Accounts receivable, trade                                         (9,400)                     -
       Accounts payable                                                    7,215                 13,792
      Deferred revenue                                                    15,701                  4,816
                                                                       ---------              ---------
     Total adjustments                                                    32,945                 34,609
                                                                       ---------              ---------
     Net Cash (Used) Provided by Operating Activities                   (180,196)                31,092
                                                                       ---------              ---------
CASH FLOWS FROM INVESTING ACTIVITIES
     Purchase of computer equipment, net                                  (9,215)                (6,249)
     Purchase of software development costs                              (11,130)               (51,164)
                                                                       ---------              ---------
     Net Cash Used by Investing Activities                               (20,345)               (57,413)
                                                                       ---------              ---------
CASH FLOWS FROM FINANCING ACTIVITIES
     Additional borrowings from shareholders                              47,242                 93,847
     Repayments due to shareholders                                      (82,950)               (31,250)
     Proceeds from sale of stock                                         200,000                      -
     Distributions, net                                                   25,426                (30,667)
                                                                       ---------              ---------
     Net Cash Provided by Financing Activities                           189,718                 31,930
                                                                       ---------              ---------
(DECREASE) INCREASE IN CASH                                              (10,823)                 5,609

CASH AT BEGINNING OF YEAR                                                 14,139                  8,530
                                                                       ---------              ---------
CASH AT END OF YEAR                                                    $   3,316              $  14,139
                                                                       =========              =========
See accompanying notes.

                                                       GOVERNET AFFAIRS, INC.
                                                NOTES TO FINANCIAL STATEMENTS
                                                       JUNE 30, 1999 AND 1998

NOTE A            BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING
                  POLICIES

                  GoverNet Affairs, Inc. (the Company) was incorporated on May 31, 1996 for the purpose of developing and marketing a suite of legislative and related government information products and services via the Internet.

                  NATURE OF OPERATIONS - The Company has commenced commercial operations and has devoted substantial efforts to financial planning, raising capital and identifying business and marketing opportunities. As a Company with limited operating and working capital, it is subject to the risks associated with early stage companies that lack working capital, operating resources and contracts, cash and ready access to the credit and equity markets. If the Company is not able to raise adequate levels of debt and equity capital to further its commercial operations or to implement its plan to develop and market its services, there is concern that the Company will not develop the resources necessary to continue as a going concern. (See Note E)

                  ESTIMATES - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Estimates that materially impact the Company's financial statements include the valuation and amortization of the Company's investment in content and development costs. Actual results could differ from those estimates and the results could have a material impact on the operations of the Company.

                  FAIR VALUE OF FINANCIAL INSTRUMENTS - In management's opinion, financial instruments carrying values approximate fair values.

                  CONCENTRATIONS OF CREDIT RISK - Financial instruments which potentially subject the Company to concentrations of credit risk consist principally of trade receivables and cash. The Company places its cash with high credit quality financial institutions. To reduce credit risk, a customer's credit history is reviewed before extending credit. Management is of the opinion that all accounts receivables at June 30, 1999 are collectible; therefore, no allowance for doubtful accounts has been recorded.

                  CASH AND CASH EQUIVALENTS - Cash and cash equivalents include unrestricted demand deposit accounts.

                                                      GOVERNET AFFAIRS, INC.
                                               NOTES TO FINANCIAL STATEMENTS
                                                      JUNE 30, 1999 AND 1998

NOTE A           BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING
                  POLICIES (CONTINUED)

                  EQUIPMENT - Equipment is stated at cost. Depreciation of equipment is provided for using accelerated methods over estimated useful lives of three to five years. Expenditures for additions, major renewals, and betterments are capitalized and expenditures for maintenance and repairs are charged to earnings as incurred.

                  When properties are retired or otherwise disposed of, the cost thereof and the applicable accumulated depreciation is removed from the respective accounts and the resulting gain or loss is reflected in earnings.

                  CONTENT AND SOFTWARE DEVELOPMENT COSTS - Capitalized content and software development costs are amortized over the estimated lives of five and eight years, respectively, on the straight-line basis. Accumulated amortization as of June 30, 1999 and 1998 is $23,385 and $12,362, respectively. Due to the speed with which changes are developing in the computer industry, it is possible that the remaining net value of these assets and estimated economic lives could change in the near term.

                  BASIC LOSS PER SHARE - Basis loss per share of common stock is based on the weighted average number of shares outstanding during the year.

                  FEDERAL INCOME TAXES - The Company has elected to be taxed as an S Corporation under the Internal Revenue Code. In lieu of corporate income taxes, the shareholders of the Company are taxed on their proportionate share of the Company's taxable income.

                  STATEMENTS OF CASH FLOWS - Interest paid was approximately $5,000 and $1,000 for the years ended June 30, 1999 and 1998, respectively.

NOTE B            DUE TO SHAREHOLDERS

                  Due to shareholders represents operational funds advanced to the Company by the shareholders. Subsequent to June 30, 1999, the Company was acquired by another entity and this debt was forgiven. (See Note E.)

                                                      GOVERNET AFFAIRS, INC.
                                               NOTES TO FINANCIAL STATEMENTS
                                                      JUNE 30, 1999 AND 1998

NOTE C            RELATED PARTY TRANSACTIONS

                  During fiscal 1998, the Company transferred title to an automobile to the majority stockholder in exchange for assumption of the related note payable and a reduction of the amount due shareholders.

NOTE D            COMMITMENTS

                  The Company leases office space from the majority shareholder under an informal lease agreement. Total rent expense at June 30, 1999 and 1998 amounted to $3,850 each year. Subsequent to June 30, 1999, the Company entered into a sublease agreement with an unrelated third party for office space and furniture for $3,535 per month through December 2001.

                  During fiscal 1999, the Company granted stock options to two employees for the purchase of a total of 87 shares at an option price of $100 per share. The options vested ratably over two years. At June 30, 1999, none of the options were exercisable. Coincident with the subsequent change in ownership of the Company described in Note E, the options became immediately exercisable and 29 shares were issued for a total of $2,900. The remaining options expired when the employee left the Company.


NOTE E            EVENTS SUBSEQUENT TO JUNE 30, 1999

                  The Company borrowed $145,000 from its shareholders.

                  The shareholders of the Company entered into an agreement to sell all of the outstanding stock of the Company to Internet Law Library, Inc. ("Internet Law") in exchange for stock in the acquiring company. Coincident with this transaction, $22,000 of the above borrowings were repaid in cash, 145 shares of stock were issued in lieu of repayment of $123,000 and all remaining amounts due to shareholders were forgiven.

                  On November 15, 1999, the Company's shareholders agreed to exchange all of their stock for 446,352 shares of common stock of Internet Law plus the assumption by Internet Law of certain of the Company's liabilities totaling $41,000. Two promissory notes totaling $22,000 were included in this amount.

                                                       GOVERNET AFFAIRS, INC.
                                                NOTES TO FINANCIAL STATEMENTS
                                                       JUNE 30, 1999 AND 1998

                  The unaudited pro forma combined balance sheet of the Company and Internet Law at June 30, 1999, and the unaudited pro forma combined results of operations of the Company and Internet Law for the year ended June 30, 1999, and for the period from Internet Law's inception on November 30, 1998 to June 30, 1999 (assuming the Company had been acquired on July 1, 1998), respectively, are shown below.

                                                     Internet Law     Pro Forma        GoverNet
                                                    Library, Inc.    Adjustments    Affairs, Inc.   Combined
                                                    -------------    -----------    -------------   --------
                                                    (As reported)                                  (Unaudited)
BALANCE SHEET AT JUNE 30, 1999
Current assets                                         $   67,246                     $  12,716    $    79,962
Intellectual property and equipment, net                2,622,754                        76,881      2,699,635
Goodwill, net - NOTE 1                                          -     $1,086,790              -      1,086,790
                                                       ----------     ----------      ---------    -----------
Total assets                                           $2,690,000     $1,086,790      $  89,597    $ 3,866,387
                                                       ==========     ==========      =========    ===========
Current liabilities                                    $  549,194                     $ 135,800    $   684,994
Shareholders' equity                                    2,140,806     $1,086,790       (46,203)      3,181,393
                                                       ----------     ----------      ---------    -----------
Total liabilities and shareholders' equity             $2,690,000     $1,086,790      $  89,597    $ 3,866,387
                                                       ==========     ==========      =========    ===========

RESULTS OF OPERATIONS FOR THE YEAR ENDED JUNE 30, 1999 - NOTE 2

Revenues                                               $   53,520              -      $  33,999    $    87,519
                                                       ----------     ----------      ---------    -----------
Net loss                                               $ (612,214)    $ (271,697)     $(213,141)   $(1,097,052)
                                                       ==========     ==========      =========    ===========

NOTE 1 To record goodwill based on the purchase of the Company by Internet Law for common stock valued at $1,300,000. Additional purchase consideration in the form of the assumption of certain liabilities of the Company as of the transaction date (approximately $41,000 at November 15, 1999) has not been included in this pro forma analysis.

                                                       GOVERNET AFFAIRS, INC.
                                                NOTES TO FINANCIAL STATEMENTS
                                                       JUNE 30, 1999 AND 1998

NOTE 2 In Management's opinion, the unaudited pro forma combined results of operations is not indicative of the actual results that would have occurred had the acquisition been completed at July 1, 1998, or of the future results of operations of the combined companies.